SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION FOURTH QUARTER 2020 PHYSICIANS REALTY TRUST NYSE: DOC Exhibit 99.2 December 2020 Hartford HealthCare Cancer Center Manchester, CT Jacksonville UF MOB Landmark Loan Portfolio Jacksonville, FL

2 COMPANY OVERVIEW ABOUT PHYSICIANS REALTY TRUST 4 FOURTH QUARTER 2020 HIGHLIGHTS 6 FINANCIAL HIGHLIGHTS 7 FINANCIAL INFORMATION RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) 8 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre 9 MARKET CAPITALIZATION AND DEBT SUMMARY 10 LEVERAGE STATISTICS AND COVENANT PERFORMANCE 11 MOB SAME-STORE PORTFOLIO PERFORMANCE AND PORTFOLIO OCCUPANCY 12 INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY 13 PORTFOLIO DIVERSIFICATION 14 CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE 15 CONSOLIDATED BALANCE SHEETS 16 CONSOLIDATED STATEMENTS OF INCOME 17 REPORTING DEFINITIONS 18 TABLE OF CONTENTS

3 FORWARD-LOOKING STATEMENTS Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook,” “continue,” “projects,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions. Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10- K for the fiscal year ended December 31, 2020. NON-GAAP FINANCIAL MEASURES This presentation includes EBITDAre, Adjusted EBITDAre, EBITDAR, Net Operating Income (or NOI), Cash NOI, MOB Same-Store Cash NOI, Funds From Operations (or FFO), Normalized FFO, and Normalized Funds Available For Distribution (or FAD), which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. ADDITIONAL INFORMATION The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated February 25, 2021, and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.docreit.com) under the tab “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into this supplemental information package. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov.

4 ABOUT PHYSICIANS REALTY TRUST Physicians Realty Trust (NYSE:DOC) (the “Trust,” the “Company,” “DOC,” “we,” “our” and “us”) is a self-managed health care real estate company organized in 2013 to acquire, selectively develop, own, and manage health care properties that are leased to physicians, hospitals, and health care delivery systems. We invest in real estate that is integral to providing high quality health care services. Our properties typically are on a campus with a hospital or other health care facilities or strategically located and affiliated with a hospital or other health care facilities. Our management team has significant public health care REIT experience and long established relationships with physicians, hospitals, and health care delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders. We are a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., a Delaware limited partnership (the “operating partnership”), directly or through limited partnerships, limited liability companies, or other subsidiaries. We are the sole general partner of the operating partnership and, as of December 31, 2020, owned approximately 97.3% of the partnership interests in the operating partnership (“OP Units”). Unless otherwise indicated, portfolio statistics include amounts attributable to the Company's pro-rata share of unconsolidated joint venture assets and exclude the Company's corporate office building. COMPANY SNAPSHOT As of December 31, 2020 Gross real estate investments (thousands) $ 5,008,645 Total health care properties 275 % Leased 95.7% Total portfolio gross leasable area (sq. ft.) 14,584,930 % of GLA on-campus / affiliated 89% Average remaining lease term for all buildings (years) 6.8 Cash and cash equivalents (thousands) $ 2,515 Net consolidated debt to firm value 27.1% Weighted average interest rate per annum on consolidated debt 3.5% Equity market cap (thousands) $ 3,730,001 Quarterly dividend $ 0.23 Quarter end stock price $ 17.80 Dividend yield 5.17% Common shares outstanding 209,550,592 OP Units outstanding and not owned by DOC 5,812,293 Dilutive restricted common shares and units 1,373,688 Consolidated firm value (thousands) $ 5,335,201

5 ABOUT PHYSICIANS REALTY TRUST (CONTINUED) BOARD OF TRUSTEES Stanton D. Anderson Mark A. Baumgartner Albert C. Black Compensation Committee Chair Audit Committee Chair Nominating and Corporate Governance Committee Chair William A. Ebinger, M.D. Pamela J. Kessler Richard A. Weiss Trustee Trustee Finance and Investment Committee Chair MANAGEMENT TEAM D. Deeni Taylor Mark D. Theine John W. Lucey Executive Vice President Executive Vice President Chief Accounting and Chief Investment Officer Asset & Investment Management Administrative Officer LOCATION AND CONTACT INFORMATION Corporate Headquarters Independent Registered Corporate and REIT Tax Counsel 309 N. Water Street, Suite 500 Public Accounting Firm Baker & McKenzie LLP Milwaukee, WI 53202 Ernst & Young Richard Lipton, Senior Counsel (414) 367-5600 Chicago, IL 60606 Chicago, IL 60601 (312) 879-2000 (312) 861-8000 COVERING ANALYSTS C. Kucera - B. Riley J. Petersen - Jefferies LLC J. Dennerlein - Bank of America Merrill Lynch J. Sadler - Keybanc Capital Markets Inc. C. Siversky - Berenberg Capital Markets LLC T. Okusanya - Mizuho Securities USA J. Sanabria - BMO Capital Markets Corp. V. Malhotra - Morgan Stanley M. Gorman - BTIG J. Hughes - Raymond James Financial Inc. D. Bernstein - Capital One Securities M. Carroll - RBC Capital Markets LLC N. Joseph - Citi A. Sweitzer - Robert W. Baird & Co. K. Bauser - Colliers Securities S. Manaker - Stifel M. Ross - Compass Point M. Lewis - Truist Securities The equity analysts listed above are those analysts that have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates, or forecasts regarding the Company's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts. Interested persons may obtain copies of analysts' reports on their own, as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us. Tommy G. Thompson John T. Thomas Chairman President Chief Executive Officer John T. Thomas Jeffrey N. Theiler President Executive Vice President Chief Executive Officer Chief Financial Officer Daniel M. Klein Bradley D. Page Laurie P. Becker Amy M. Hall Senior Vice President Senior Vice President Senior Vice President Senior Vice President Deputy Chief Investment Officer General Counsel Controller Leasing & Physician Strategy

6 FOURTH QUARTER 2020 HIGHLIGHTS OPERATING HIGHLIGHTS • Fourth quarter 2020 total revenue of $111.4 million, an increase of 3.7% compared to the prior year period • Fourth quarter 2020 rental revenue of $79.1 million, consistent with the prior year period • Generated quarterly net income per share of $0.08 on a fully diluted basis • Generated quarterly normalized funds from operations (Normalized FFO) of $0.26 per share on a fully diluted basis • Completed investments of $208.2 million during the fourth quarter • Fourth quarter MOB Same-Store Cash Net Operating Income (Cash NOI) growth of 1.5% year-over-year • Declared quarterly dividend of $0.23 per share for the fourth quarter • 95.7% of portfolio square footage leased as of December 31, 2020 • Collected 99.6% of fourth quarter rent COMPANY ANNOUNCEMENTS • December 18, 2020: Announced that our Board of Trustees authorized and declared a cash distribution of $0.23 per common share and OP Unit for the quarterly period ended December 31, 2020. The distribution was paid on January 20, 2021 to common shareholders and OP Unit holders of record as of the close of business on January 5, 2021. FOURTH QUARTER INVESTMENT HIGHLIGHTS SUBSEQUENT EVENTS • Health Center at Easton, Easton, PA • Atlanta Medical Condominium Investments, Atlanta, GA • Hartford HealthCare Cancer Center, Manchester, CT • Mezzanine Loan - Trinitas Regional MOB, Elizabeth, NJ • Davis Joint Venture - 49% membership interest • Sacred Heart Summit MOB and ASC, Pensacola, FL • Westerville II MOB, Westerville, OH • Landmark Mezzanine Loan Portfolio • Disposition of NOMS portfolio (2 properties) Health Center at Easton Easton, PA Sacred Heart Summit MOB and ASC Pensacola, FL

7 FINANCIAL HIGHLIGHTS (Unaudited and in thousands, except sq. ft. and per share data) (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. G ro ss R ea l E st at e In ve st m en ts G L A in SF Portfolio Growth Since IPO Gross Real Estate Assets Gross Real Estate Investments/Quarter Total Health Care Property GLA IPO Q3-2013 Q4-2013 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 Q2-2016 Q3-2016 Q4-2016 Q1-2017 Q2-2017 Q3-2017 Q4-2017 Q1-2018 Q2-2018 Q3-2018 Q4-2018 Q1-2019 Q2-2019 Q3-2019 Q4-2019 Q1-2020 Q2-2020 Q3-2020 Q4-2020 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 0 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 12,000,000 14,000,000 16,000,000 INCOME Three Months Ended December 31, 2020 September 30, 2020 Revenues $ 111,445 $ 109,566 Net income 18,609 16,475 NOI 80,131 79,210 Annualized Adjusted EBITDAre 312,756 298,672 Net income available to common shareholders per common share $ 0.08 $ 0.07 Normalized FFO 56,704 54,940 Normalized FFO per common share $ 0.26 $ 0.26 Normalized FAD 53,001 51,857 CAPITALIZATION As of ASSETS December 31, 2020 September 30, 2020 Gross Real Estate Investments (including gross lease intangibles) 5,008,645 4,856,275 Total Assets 4,413,950 4,331,964 DEBT AND EQUITY Consolidated Debt (1) 1,449,001 1,378,504 Total Equity 2,715,002 2,715,183 Equity Market Capitalization 3,730,001 3,729,301 Consolidated Firm Value 5,335,201 5,260,635 Consolidated Debt / Total Firm Value 27.2% 26.2% $123,998 $5,008,645

8 RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) (Unaudited and in thousands, except share and per share data) Three Months Ended December 31, 2020 Year Ended December 31, 2020 Net income $ 18,609 $ 68,488 Net income attributable to NCI - partially owned properties (133) (574) Preferred distributions (290) (1,241) Depreciation and amortization expense 37,747 149,208 Depreciation and amortization expense - partially owned properties (90) (297) Gain on the sale of investment properties (5,842) (5,842) Impairment loss 4,872 4,872 Proportionate share of unconsolidated joint venture adjustments 1,831 7,063 FFO applicable to common shares $ 56,704 $ 221,677 Net change in fair value of contingent consideration — (715) Normalized FFO applicable to common shares $ 56,704 $ 220,962 Net income available to common shareholders per common share $ 0.08 $ 0.32 FFO per common share $ 0.26 $ 1.05 Normalized FFO per common share $ 0.26 $ 1.05 Normalized FFO applicable to common shares $ 56,704 $ 220,962 Non-cash share compensation expense 3,325 12,486 Straight-line rent adjustments (2,771) (12,395) Amortization of acquired above/below market leases/assumed debt 873 3,462 Amortization of lease inducements 288 1,156 Amortization of deferred financing costs 583 2,372 TI/LC and recurring capital expenditures (5,872) (19,042) Loan reserve adjustments (19) 84 Proportionate share of unconsolidated joint venture adjustments (110) (624) Normalized FAD applicable to common shares $ 53,001 $ 208,461 Weighted average number of common shares outstanding 215,833,617 211,145,917

9 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre (Unaudited and in thousands) NET OPERATING INCOME Three Months Ended December 31, 2020 Year Ended December 31, 2020 Net income $ 18,609 $ 68,488 General and administrative 8,198 33,763 Depreciation and amortization expense 37,846 149,590 Interest expense 13,658 57,179 Gain on the sale of investment properties (5,842) (5,842) Impairment loss 4,872 4,872 Proportionate share of unconsolidated joint venture adjustments 2,790 10,458 NOI $ 80,131 $ 318,508 NOI $ 80,131 $ 318,508 Straight-line rent adjustments (2,771) (12,395) Amortization of acquired above/below market leases 888 3,524 Amortization of lease inducements 288 1,156 Loan reserve adjustments (19) 84 Net change in fair value of contingent consideration — (715) Proportionate share of unconsolidated joint venture adjustments (115) (581) Cash NOI $ 78,402 $ 309,581 Cash NOI $ 78,402 Assets not held for all periods (1,834) LTACH & Hospital Cash NOI (4,284) Lease termination fees (117) Interest income, JV, and other (6,434) MOB Same-Store Cash NOI $ 65,733 EBITDAre Three Months Ended December 31, 2020 Net income $ 18,609 Depreciation and amortization expense 37,846 Interest expense 13,658 Gain on the sale of investment properties (5,842) Impairment loss 4,872 Proportionate share of unconsolidated joint venture adjustments 2,759 EBITDAre $ 71,902 Non-cash share compensation expense 3,325 Pursuit costs 79 Non-cash intangible amortization 1,162 Pro forma adjustments for investment activity 1,721 Adjusted EBITDAre $ 78,189 Adjusted EBITDAre Annualized (1) $ 312,756 (1) Amounts are annualized and actual full year results may differ significantly from the annualized amounts shown.

10 (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. (2) Weighted average maturity of Mortgage Debt is 3.1 years. Debt is 27% of Firm Value Debt Equity MARKET CAPITALIZATION AND DEBT SUMMARY (Unaudited and in thousands, except share and per share data) MARKET CAPITALIZATION December 31, 2020 Unsecured credit facility debt $ 416,000 Unsecured notes 975,000 Mortgage debt 58,001 Consolidated Debt (1) 1,449,001 Pro rata share of unconsolidated joint venture debt 135,819 Enterprise debt $ 1,584,820 Redeemable equity $ 28,289 Share price $ 17.80 Total common shares outstanding 209,550,592 Total OP Units outstanding 5,812,293 Total dilutive restricted common shares and units 1,373,688 Implied equity market capitalization $ 3,857,911 Consolidated Firm Value (Debt + Pref. + Equity) $ 5,335,201 Consolidated Debt/Gross Assets 28.4% Consolidated Debt/Total Firm Value 27.2% ENTERPRISE DEBT SUMMARY (1) Balance as of December 31, 2020 Interest Rate Maturity Date Revolving Credit Facility Debt $ 166,000 1.1% 9/18/2022 Credit Facility Term Debt 250,000 2.1% 6/10/2023 Senior Unsecured Notes January '16 - Series A 15,000 4.0% 1/7/2023 January '16 - Series B 45,000 4.4% 1/7/2026 January '16 - Series C 45,000 4.6% 1/7/2028 January '16 - Series D 45,000 4.7% 1/7/2031 August '16 - Series A 25,000 4.1% 8/11/2025 August '16 - Series B 25,000 4.2% 8/11/2026 August '16 - Series C 25,000 4.2% 8/11/2027 March '17 400,000 4.3% 3/15/2027 December '17 350,000 4.0% 1/15/2028 Pro Rata Share Of Unconsolidated Joint Venture Debt 135,819 3.7 % Various Mortgage Debt, Maturing (2): 2021 6,471 4.7% 2022 20,707 5.0% 2023 — — % Thereafter 30,823 4.3% $ 1,584,820 3.5 % Enterprise Debt Repayment Schedule as of December 31, 2020 $8,296 $186,825 $266,008 $41,334 $25,476 $151,621 $425,476 $479,784 2021 2022 2023 2024 2025 2026 2027 Thereafter $0 $200,000 $400,000 $600,000 $800,000 $1,000,000

11 LEVERAGE STATISTICS AND COVENANT PERFORMANCE (Unaudited and in thousands, except share and per share data) CONSOLIDATED LEVERAGE STATISTICS Quarter Ended December 31, 2020 Consolidated debt $ 1,449,001 Net consolidated debt (less cash) 1,446,486 Adjusted EBITDAre $ 78,189 Less: Amounts attributable to Unconsolidated Joint Ventures (2,759) Consolidated Adjusted EBITDAre $ 75,430 Consolidated Adjusted EBITDAre (annualized)* $ 301,720 Net Consolidated Debt / Consolidated Adjusted EBITDAre Ratio 4.79x Consolidated Adjusted EBITDAre $ 75,430 Cash interest expense 13,091 Interest Coverage Ratio 5.76x Consolidated interest expense $ 13,658 Capitalized interest 120 Secured debt principal amortization 503 Total fixed charges $ 14,281 Consolidated Adjusted EBITDAre 75,430 Consolidated Adjusted EBITDAre / Fixed Charge Coverage Ratio 5.28x Implied equity market cap $ 3,857,911 Redeemable equity 28,289 Consolidated debt 1,449,001 Consolidated Firm Value $ 5,335,201 Net consolidated debt (less cash) $ 1,446,486 Gross assets 5,101,504 Net Consolidated Debt / Gross Assets 28.4 % Net Consolidated Debt / Consolidated Firm Value 27.1 % Weighted average common shares 208,790,315 Weighted average OP Units not owned by DOC 5,669,614 Dilutive effect of unvested restricted common shares and share units 1,373,688 Weighted Average Common Shares and OP Units - Diluted 215,833,617 * Amounts are annualized and actual results may differ significantly from the annualized amounts shown. COVENANT PERFORMANCE Required December 31, 2020 Total Leverage Ratio ≤ 60.0% 30.6% Total Secured Leverage Ratio ≤ 40.0% 1.2% Maintenance of Unencumbered Assets ≥ 1.5x 3.3x Consolidated Debt Service (Trailing Four Quarters) ≥ 1.5x 4.8x ENTERPRISE LEVERAGE STATISTICS Quarter Ended December 31, 2020 Enterprise debt $ 1,584,820 Net enterprise debt (less cash) 1,582,305 Adjusted EBITDAre (annualized)* 312,756 Net Enterprise Debt / Adjusted EBITDAre Ratio 5.06x

12 MOB SAME-STORE PORTFOLIO PERFORMANCE AND PORTFOLIO OCCUPANCY (Unaudited and in thousands, except property count and sq. ft. data.) MOB SAME-STORE PORTFOLIO PERFORMANCE Year-Over-Year Comparison Sequential Comparison Q4'20 Q4'19 Change Q4'20 Q3'20 Change Number of MOBs 246 246 — 246 246 — Gross leasable area 12,978,909 12,978,909 — 12,978,909 12,978,909 — % Leased 95.3% 95.5% -20 bps 95.3% 95.5% -20 bps Rental revenues $ 97,535 $ 93,895 +3.9% $ 97,535 $ 96,221 +1.4 % Operating expenses (31,802) (29,140) +9.1% (31,802) (30,732) +3.5 % MOB Same-Store Cash NOI $ 65,733 $ 64,755 +1.5% $ 65,733 $ 65,489 +0.4 % Cash NOI $ 78,402 $ 75,620 $ 78,402 $ 77,101 Cash NOI from: Assets not held for all periods (1,834) (3,157) (1,834) (1,394) Repositioning assets — — — — LTACH & Hospital Cash NOI (4,284) (3,697) (4,284) (4,326) Lease termination fees (117) (102) (117) (53) Interest income, JV, and other (6,434) (3,909) (6,434) (5,839) MOB Same-Store Cash NOI $ 65,733 $ 64,755 $ 65,733 $ 65,489 MOB SAME-STORE PORTFOLIO ANALYSIS Portfolio MOB Same-Store Quarter Ended Quarter Ended December 31, 2020 December 31, 2020 Number of health care properties 275 246 Gross leasable area 14,584,930 12,978,909 Cash NOI $ 78,402 $ 65,733 % Leased 95.7% 95.3 % PORTFOLIO OCCUPANCY Quarter Ended Percentage of Total GLA December 31, 2020 December 31, 2020 Total GLA Total square feet beginning of quarter 14,324,783 98.2 % Acquired GLA(1) 323,929 2.2 % Disposed GLA (63,782) (0.4) % Total square feet end of quarter 14,584,930 100.0 % Leased GLA Leased GLA beginning of quarter 13,727,760 94.1 % Expirations (195,734) (1.3) % Renewals 104,655 0.7 % Retention Rate 53 % New leases commencing in quarter 80,345 0.6 % Net absorption (10,734) (0.1) % Net leased GLA acquired 243,329 1.7 % Leased GLA end of quarter 13,960,355 95.7% (1) Includes remeasurements of existing properties totaling 2,493 square feet. MOB Same- Store Cash NOI, 83.8% Other Cash NOI, 16.2%

13 INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY (Unaudited and in thousands, except sq. ft. data) QUARTERLY INVESTMENTS Acquisition Date First Year Cash Yield Investment AmountInvestment Location % Leased GLA Health Center at Easton Easton, PA 11/23/2020 5.3% 100.0% $ 15,775 40,000 Hartford HealthCare Cancer Center Manchester, CT 12/8/2020 5.5% 100.0% 16,855 37,581 Davis Joint Venture (1) Various 12/11/2020 6.2% (2) 95.8% 55,262 151,791 Sacred Heart Summit Medical Office and ASC (3) Pensacola, FL 12/18/2020 6.3% 100.0% 32,409 56,800 Westerville II MOB Westerville, OH 12/23/2020 6.1% (4) 77.0% 5,350 35,264 Landmark Mezzanine Loan Portfolio Various Various 7.9% — 54,250 — Loan Investments Various Various 7.6% — 22,550 — Construction Loan Draws Various Various 4.8% — 5,790 — Total / Weighted Average 6.7% 97.2% $ 208,241 321,436 (1) The Company purchased a 49% membership interest in this joint venture. The Company's investment includes an $18.3 million equity contribution and a $37.0 million pro rata share of joint venture debt. The newly formed JV owns 8 assets, representing 0.3 million square feet at an aggregate valuation of $112.6 million. (2) The Company reported first year cash yield includes fees generated from the performance of property management services on behalf of the joint venture. (3) The Company funded this investment through the conversion and satisfaction of a previously outstanding construction loan of $29.1 million and additional consideration of $3.3 million consisting of an aggregate 167,779 OP Units issued by the Operating Partnership valued at approximately $3.1 million on the date of issuance and $0.2 million of cash. (4) The yield on this investment reflects the completion of a first year rent abatement. CONSTRUCTION LOAN SUMMARY Construction Loans Location Construction Completion Date Interest Rate Quarterly Fundings Amount Drawn to Date Total Commitment Purchase Option Cap Rate Sacred Heart ASC (1) Pensacola, FL September 2020 4.8% $ 5,790 $ 29,145 $ 29,145 6.3% Cambridge Denton (2) Denton, TX May 2020 6.3% — 15,500 15,500 6.0% Total $ 5,790 $ 44,645 $ 44,645 (1) The Company has provided the final funding on this loan and construction was completed in September 2020. The loan included a fixed purchase option which the Company exercised in December 2020. (2) The Company has provided final funding on this loan and construction was completed in May 2020. The loan includes a fixed purchase option of $15.5 million, exercisable in May 2021. QUARTERLY DISPOSITIONS Property Location Date Proceeds GLA Gain on Sale Northern Ohio Medical Center Sheffield, OH 12/22/2020 $ 13,619 40,782 $ 4,953 NOMS - Clyde Clyde, OH 12/22/2020 6,833 23,000 889 Total $ 20,452 63,782 $ 5,842

14 % of Coverage # of Properties GLA % of Total Q4 Cash NOI % Leased Ratio Single-tenant MOBs 124 5,276,312 36.2% 38.6% 99.4% N/A Multi-tenant MOBs 131 8,110,385 55.6% 52.6% 93.2% N/A Specialty Hospitals 5 313,959 2.2% 4.2% 100.0% 6.1x(1) LTACHs 3 310,352 2.1% 1.6% 100.0% 2.0x Consolidated Total 263 14,011,008 96.1% 97.0% 95.9% Pro Rata Unconsolidated Joint Venture Assets 12 573,922 3.9% 3.0% 92.2% N/A Portfolio Total 275 14,584,930 100.0% 100.0% 95.7% PORTFOLIO DIVERSIFICATION (As of December 31, 2020, $ in thousands) UNCONSOLIDATED JOINT VENTURE SUMMARY Joint Venture % Ownership # of Properties GLA Q4 Cash NOI % Leased PMAK Joint Venture 12.3% 59 2,861,952 $ 13,961 90.3% Davis Joint Venture 49.0% 8 309,777 278 95.8% MedCore Realty Eden Hill, LLC 49.0% 1 140,205 781 94.3% DOC's Pro Rata Share 17.3% 12 573,922 $ 2,243 92.2% Absolute Net, 13% NNN, 81% Modified Gross, 5% Gross, 1% On-Campus / Affiliated, 88% Off-Campus / Unaffiliated, 12% 603 Assets, 17% Non-603 Assets, 83% (1) Adjusted for the exclusion of the Company's El Paso Specialty Hospital. Texas, 14% Indiana, 8% Georgia, 7% Nebraska, 7% Kentucky, 7% Minnesota, 6%Tennessee, 5% Arizona, 5% Ohio, 5% New York, 4% Other, 32% Top Ten States (Based of GLA) Lease Type (Based of Annualized Base Revenue) Campus Proximity (Based of Annualized Base Revenue) Consolidated 603 Asset Mix (Based of Annualized Base Revenue)

15 CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE (As of December 31, 2020, $ in thousands) LEASE EXPIRATION SCHEDULE Expiration Expiring Expiring Lease % of Total Expiring Lease % of Total Average Rent Year Leases GLA GLA ABR ABR per SF 2021 161 580,827 4.1% $ 12,555 4.1% $21.61 2022 110 591,137 4.2% 14,238 4.6% 24.09 2023 120 642,232 4.6% 14,922 4.9% 23.24 2024 97 822,014 5.9% 18,822 6.1% 22.90 2025 161 1,038,005 7.4% 24,993 8.2% 24.08 2026 123 3,203,579 22.9% 69,244 22.6% 21.61 2027 86 1,369,699 9.8% 29,341 9.6% 21.42 2028 75 1,358,010 9.7% 30,248 9.9% 22.27 2029 34 581,790 4.2% 15,779 5.2% 27.12 2030 49 583,171 4.2% 12,334 4.0% 21.15 Thereafter 75 2,608,111 18.5% 62,988 20.5% 24.15 MTM(2) 36 52,375 0.4% 889 0.3% 16.97 Vacant 580,058 4.1% Total / W.A. 1,127 14,011,008 100.0% $ 306,353 100.0% $22.81 (1) Represents direct leases to investment grade entities and their subsidiaries. Parent rating used where direct tenant is not rated. (2) Includes 12 leases that expired December 31, 2020, representing 0.2% of portfolio leasable square feet. INVESTMENT GRADE TENANCY (1) % of Total Credit Rating Leased % of Leased Annualized Annualized Relationship (Moody's / S&P) GLA GLA Base Rent Base Rent CommonSpirit Health Baa1/BBB+ 2,774,657 20.7% $ 51,058 16.7% University of Louisville Baa1/A+ 596,021 4.4% 12,151 4.0% Ascension Health Aa2/AA+ 592,414 4.4% 14,457 4.7% McKesson Corporation Baa2/BBB+ 367,235 2.7% 9,758 3.2% Baylor Scott and White Health Aa3/AA- 268,639 2.0% 7,960 2.6% HonorHealth A2/NA 257,506 1.9% 6,382 2.1% Trinity Health Aa3/AA- 213,166 1.6% 5,001 1.6% United Healthcare A3/A+ 207,117 1.5% 6,191 2.0% Other 2,311,942 17.3% 55,050 17.9% Total 7,588,697 56.5% $ 168,008 54.8% TOP 10 TENANTS BY ABR Weighted Avg. % of Total Remaining Leased % of Leased Annualized Annualized Tenant Lease Term GLA GLA Base Rent Base Rent CommonSpirit - CHI - Nebraska 5.9 899,129 6.7% $ 17,229 5.6% Northside Hospital 8.0 662,816 4.9% 14,879 4.9% UofL Health - Louisville, Inc. 5.3 596,021 4.4% 12,151 4.0% US Oncology 6.6 367,235 2.7% 9,758 3.2% Baylor Scott and White Health 5.0 268,639 2.0% 7,960 2.6% Ascension - St. Vincent's - Indianapolis 6.4 363,976 2.7% 7,736 2.5% CommonSpirit - CHI - St. Alexius (ND) 5.6 359,209 2.7% 6,650 2.2% HonorHealth 9.4 257,506 1.9% 6,382 2.1% Great Falls Clinic 14.6 185,085 1.4% 5,575 1.8% CommonSpirit - CHI - Franciscan 5.4 292,736 2.3% 5,455 1.7% Total / Weighted Average 6.7 4,252,352 31.7% $ 93,775 30.6%

16 CONSOLIDATED BALANCE SHEETS (In thousands, except share data) December 31, 2020 December 31, 2019 ASSETS Investment properties: Land and improvements $ 231,621 $ 225,540 Building and improvements 3,824,796 3,700,009 Tenant improvements 73,145 53,931 Acquired lease intangibles 406,935 390,450 4,536,497 4,369,930 Accumulated depreciation (687,554) (540,928) Net real estate property 3,848,943 3,829,002 Right-of-use lease assets, net 137,180 127,933 Real estate loans receivable, net 198,800 178,240 Investments in unconsolidated entities 77,755 66,137 Net real estate investments 4,262,678 4,201,312 Cash and cash equivalents 2,515 2,355 Tenant receivables, net 4,757 7,972 Other assets 144,000 134,942 Total assets $ 4,413,950 $ 4,346,581 LIABILITIES AND EQUITY Liabilities: Credit facility $ 412,322 $ 583,323 Notes payable 968,653 967,789 Mortgage debt 57,875 83,341 Accounts payable 7,007 6,348 Dividends and distributions payable 52,116 46,272 Accrued expenses and other liabilities 91,929 81,238 Lease liabilities 74,116 63,290 Acquired lease intangibles, net 6,641 6,096 Total liabilities 1,670,659 1,837,697 Redeemable noncontrolling interests - Series A Preferred Units and partially owned properties 28,289 27,900 Equity: Common shares, $0.01 par value, 500,000,000 common shares authorized, 209,550,592 and 189,975,396 common shares issued and outstanding as of December 31, 2020 and December 31, 2019, respectively 2,096 1,900 Additional paid-in capital 3,303,231 2,931,921 Accumulated deficit (658,171) (529,194) Accumulated other comprehensive (loss) income (5,859) 4,321 Total shareholders’ equity 2,641,297 2,408,948 Noncontrolling interests: Operating Partnership 73,302 71,697 Partially owned properties 403 339 Total noncontrolling interests 73,705 72,036 Total equity 2,715,002 2,480,984 Total liabilities and equity $ 4,413,950 $ 4,346,581

17 CONSOLIDATED STATEMENTS OF INCOME (In thousands, except share and per share data) Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Revenues: Rental revenues $ 79,084 $ 79,058 $ 314,846 $ 303,264 Expense recoveries 27,245 24,607 103,344 101,115 Interest income on real estate loans and other 5,116 3,752 19,315 10,902 Total revenues 111,445 107,417 437,505 415,281 Expenses: Interest expense 13,658 16,515 57,179 65,022 General and administrative 8,198 8,341 33,763 33,099 Operating expenses 33,703 30,471 128,198 124,819 Depreciation and amortization 37,846 37,088 149,590 146,436 Impairment loss 4,872 — 4,872 — Total expenses 98,277 92,415 373,602 369,376 Income before equity in loss of unconsolidated entities and gain on sale of investment properties, net: 13,168 15,002 63,903 45,905 Equity in loss of unconsolidated entities (401) (118) (1,257) (28) Gain on sale of investment properties, net 5,842 27,867 5,842 31,309 Net income 18,609 42,751 68,488 77,186 Net income attributable to noncontrolling interests: Operating Partnership (492) (1,216) (1,797) (2,155) Partially owned properties (1) (133) (138) (574) (548) Net income attributable to controlling interest 17,984 41,397 66,117 74,483 Preferred distributions (290) (317) (1,241) (1,209) Net income attributable to common shareholders $ 17,694 $ 41,080 $ 64,876 $ 73,274 Net income per share: Basic $ 0.08 $ 0.22 $ 0.32 $ 0.39 Diluted $ 0.08 $ 0.22 $ 0.32 $ 0.39 Weighted average common shares: Basic 208,790,315 188,767,069 204,243,768 185,770,251 Diluted 215,833,617 194,961,039 211,145,917 191,626,320 Dividends and distributions declared per common share $ 0.23 $ 0.23 $ 0.92 $ 0.92 (1) Includes amounts attributable to redeemable noncontrolling interests.

18 REPORTING DEFINITIONS Adjusted Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (Adjusted EBITDAre): We define Adjusted EBITDAre as EBITDAre, computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), plus non-cash compensation, other non-recurring items, pursuit costs, non-cash intangible amortization, and pro forma impact of investment activity. We consider Adjusted EBITDAre an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (ABR): Annualized base rent is calculated by multiplying reported base rent for December 2020 by 12 (but excluding the impact of straight-line rent). Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired above and below market leases, and other non-cash and normalizing items, including our share of all required adjustments from unconsolidated joint ventures. Other non-cash and normalizing items include items such as the amortization of lease inducements, loan reserve adjustments, payments received from seller master leases and rent abatements, and changes in fair value of contingent consideration. We believe that Cash NOI provides an accurate measure of the operating performance of our operating assets because it excludes certain items that are not associated with management of the properties. Additionally, we believe that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. Our use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Coverage Ratio: Reflects the ratio of full-year EBITDAR to rent of indicated properties. Coverage ratios are calculated one quarter in arrears, beginning the first full quarter after acquisition, for all properties the company has owned for fifteen months. Management fee is standardized to 4% of revenues for LTACHs. Earnings Before Interest Taxes, Depreciation, Amortization and Rent (EBITDAR): We define EBITDAR as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses and lease expense. We consider EBITDAR an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our tenants ability to fund their rent obligations. Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (EBITDAre): In 2017, Nareit issued a white paper defining EBITDA for real estate as net income or loss computed in accordance with GAAP plus interest expense, income tax expense, depreciation and amortization expense, impairment, gains or losses from the sale of real estate; and the proportionate share of joint venture depreciation, amortization and other adjustments. We adopted the use of EBITDAre in the first quarter of 2018. Funds From Operations (FFO): Funds from operations, or FFO, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation includes our share of required adjustments from our unconsolidated joint ventures and may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the Nareit definition or that interpret the Nareit definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments, and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (GLA): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System: We define an entity to be a health system if each of the following criteria are met: 1) the entity provides inpatient or outpatient services in the primary course of business; 2) services are provided at more than one campus or site of care; and 3) if the entity only provides outpatient services, they must employ a minimum of 50 physicians. Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital ownership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system. Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. Hospital Campus: We define a hospital campus to be the physical area immediately adjacent to a hospital institution's main buildings, including other areas and structures that are located within 250 yards of the main buildings.

19 REPORTING DEFINITIONS (continued) LTACHs: Long-term acute care hospitals (LTACH) provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities. Medical Office Building (MOB): Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings may contain sole and group physician practices and may provide laboratory and other patient services. MOB Same-Store Cash Net Operating Income (NOI): MOB Same-Store Cash NOI is a non-GAAP financial measure which excludes from Cash NOI assets not held for the entire preceding five quarters, non-MOB assets, lease termination fees, and other normalizing items not specifically related to the same-store property portfolio. Management considers MOB Same-Store Cash NOI a supplemental measure because it allows investors, analysts, and Company management to measure unlevered property-level operating results. Our use of the term MOB Same-Store Cash NOI may not be comparable to that of other real estate companies, as such other companies may have different methodologies for computing this amount. MOB Same-Store Portfolio: The MOB same-store portfolio consists of medical office properties held by the Company for the entire preceding five quarters. Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, interest expense, net change in the fair value of derivative financial instruments, gain or loss on the sale of investment properties, and impairment losses, including our share of all required adjustments from our unconsolidated joint ventures. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. Our use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized Funds Available for Distribution (Normalized FAD): We define Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO non-cash share compensation expense, straight-line rent adjustments, amortization of acquired above-market or below-market leases and assumed debt, amortization of lease inducements, amortization of deferred financing costs, recurring capital expenditures related to tenant improvements and leasing commissions, loan reserve adjustments, and cash payments from seller master leases and rent abatement payments, including our share of all required adjustments from unconsolidated joint ventures. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our computation may not be comparable to those reported by other REITs. Although our computation of Normalized FAD may not be comparable to that of other REITs, we believe Normalized FAD provides a meaningful supplemental measure of our performance due to its frequency of use by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) or as an indicator of our financial performance. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, we use Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acquisition expenses, acceleration of deferred financing costs, write off contingent consideration and other normalizing items. However, our use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of our financial performance or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Occupancy: Occupancy represents the percentage of total gross leasable area that is leased, including month-to-month leases, leases in holdover status, and leases that are signed but not yet commenced, as of the date reported. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: Refers to a property that is either located within a quarter mile of a hospital campus or is located more than a quarter mile from a hospital campus but is affiliated with a health system. Section 603 Assets: For the purposes of this Supplemental Information, "603 Asset" is defined to be our estimate of Annualized Base Revenue (ABR) as a percentage of all our ABR, derived from leases to hospitals for hospital outpatient department space located in an off-campus medical office building at least 250 yards from the hospital's main campus inpatient location, and that was billing Medicare for outpatient department services provided in that off-campus location as of November 2, 2015. ABR that is "not-603" for the purposes of this Supplemental Information could and would include ABR from space leased to a hospital outpatient department services provided in leased space within the 250 yard requirement for on-campus locations or in buildings that are more than 250 yards from the hospital service provider's main campus, but the hospital did not start billing for that service in the location until after November 2, 2015. djac